Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Urbacon Properties Ltd. 750 Lake Shore Boulevard East Toronto, Ontario M4M 3M3

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a data center site and its related tenant lease in connection with the proposed offering of Urbacon DC Limited Partnership Secured Data Center Revenue Term Notes, Series 2025-1, Class A-2. Urbacon Properties Ltd. (the “Company”) is responsible for the information provided to us, including the information set forth in the Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Data File. Additionally, TD Securities (USA) LLC (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Data File and communicated differences prior to being provided the final Data File, which was subjected to the procedures described below.

Agreed-Upon Procedures

On July 23, 2025, representatives of the Company provided us with a computer-generated data file and related record layout (the “Data File”) containing data, as represented to us by the Company, as of June 30, 2025, with respect to a data center site (the “Data Center Site”) and the related tenant lease (the “Tenant Lease”).

File Review Procedures of the Data Center Site:

For the Data Center Site, we performed comparisons of the data center site characteristics (the “Data Center Site Characteristics”) set forth on the Data File and indicated below.

Site Characteristics

1. KW capacity 2. Square foot capacity	3. Square foot occupied 4. KW Load

We compared Data Center Site Characteristics 1. through 3. to the corresponding information set forth on or derived from the “Lease Abstract;” and Data Center Site Characteristic 4. to schedules from the Company’s property management system as of June 30, 2025 (the “Property Schedules”).

The data center site documents indicated above, and any other related documents provided in support of the Data Center Site Characteristics, were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Data Center Site Documentation.”

File Review Procedures of the Tenant Lease:

For the Tenant Lease, we performed comparisons of the tenant lease characteristics (the “Tenant Lease Characteristics”) set forth on the Data File and indicated below.

Tenant Lease Characteristics

1. Location 2. Escalator % 3 Renewal term	4. Operational MMR 5. Contract start date 6. Contract end date

We compared Tenant Lease Characteristics 1. through 6. to the corresponding information set forth on derived from the Lease Abstract.

The Lease Abstract, and any other related documents used in support of the Tenant Lease Characteristics, were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Tenant Lease Documentation.”

We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Data Center Site Documentation or the Tenant Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Data Center Site Documentation and Tenant Lease Documentation. In addition, we make no representations as to whether the Data Center Site Documentation or Tenant Lease Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the Data Center Site or Tenant Lease.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Data Center Site Characteristics and Tenant Lease Characteristics set forth on the Data File were found to be in agreement with the above mentioned Data Center Site Documentation and Tenant Lease Documentation, as applicable.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Data Center Site or the Tenant Lease underlying the Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Data Center Site or the Tenant Lease or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 28, 2025